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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  OCTOBER 1, 2004
                                                      -------------------------

                         RTI INTERNATIONAL METALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)

             001-14437                                   52-2115953
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      (Commission File Number)                 (IRS Employer Identification No.)

         1000 WARREN AVENUE
              NILES, OHIO                                  44446
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (330) 544-7700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
               --------------------------------------------------

         On October 1, 2004, RTI International Metals, Inc., an Ohio corporation ("RTI"), and its wholly-owned subsidiary RTI-Claro, Inc., a Quebec corporation (the "Company") consummated the previously announced acquisition of 100% of the issued and outstanding shares of Claro Precision, Inc., a Quebec corporation ("Claro") from Daniel Molina and Jean-Louis Mourain, both individuals resident in the Province of Quebec, Canada, for CAN$37,533,353, consisting of CAN$30,026,682 in cash and 358,908 shares of RTI common stock. Claro, which is in the business of manufacturing, assembling, finishing and distributing precision machined components for the aerospace industry, is now a wholly-owned subsidiary of the Company.

ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES
               ---------------------------------------

         On October 1, 2004, RTI issued to each of Daniel Molina and Jean-Louis Mourain 179,454 shares of RTI common stock. The shares of RTI common stock sold to Messrs. Molina and Mourain were issued in connection with the acquisition by the Company, a wholly-owned subsidiary of RTI, of 100% of the issued and outstanding shares of Claro. The shares of RTI common stock issued to Messrs Molina and Mourain were a portion of the consideration issued in connection with the acquisition.

         The shares of RTI common stock issued to Messrs. Molina and Mourain are exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Regulation S. Both Messrs Molina and Mourain are accredited investors.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
              --------------------------------

(a)     Financial Statements of Business Acquired.

         The required financial statements will be filed in an amendment to this report, which shall be filed no later than December 17, 2004.

(b)     Pro Forma Financial Information.

         The required pro forma financial information for the acquired business will be filed in an amendment to this report, which shall be filed no later than December 17, 2004.

(c)      Exhibits.

2.1 Stock Purchase Agreement by and among RTI-Claro, Inc., RTI International Metals, Inc., Jean-Louis Mourain and Daniel Molina dated as of September 28, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RTI International Metals, Inc.

Date:  October 4, 2004         By: /s/ Lawrence W. Jacobs
                                   -----------------------------------------
                                   Lawrence W. Jacobs
                                   Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                        Description
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    2.1           Stock Purchase Agreement by and among RTI-Claro, Inc., RTI
                  International Metals, Inc., Jean-Louis Mourain and Daniel Molina dated as of September 28, 2004.